Data Sheet Report Friday, August 30, 2002

Wachovia Corporation (FUC) as of Thursday, August 29, 2002

Status: Internal No.: Incorporation: Ann. Mtg. Min. Resp.: Corp Records/Seal:	Active Co# 0198 (FUC) North Carolina Legal - Charlotte Legal - Charlotte
Federal ID #:	56-0898180

Fiscal Year End:	12/31
Comment:
Annual Meeting:	Third Tuesday in April
Primary Address One Wachovia Center Charlotte, NC 28288	Registered Address None given

Primary Phone

Primary Fax

Purpose of Business

Financial Holding Company. (00AA) Merchant banking activities (31SA) commenced 3/13/00.

Former Name (s)	From Date	Through Date
First Union National Bancorp, Inc.	Friday, December 22, 1967	Friday, May 19, 1972
Comment:
Cameron Financial Corporation	Friday, May 19, 1972	Tuesday, April 13, 1976
Comment:
First Union Corporation	Tuesday, April 13, 1976	Saturday, September 01, 2001
Comment:	On 9/1/01 Wachovia Corporation, Winston-Salem, NC, merged into First Union Corporation, and First Union Corporation changed its name to Wachovia Corporation

DIRECTORS
Currently Authorized: 18	Min: 9	Max: 30	Quorum: 10	Classes: 3
Comment:	#SEE NARRATIVE
Title
John D. Baker, II	Director
F. Duane Ackerman	Director
L.M. Baker, Jr.	Director
James S. Balloun	Director
Robert J. Brown	Director
Peter C. Browning	Director
John T. Casteen, III	Director
William H. Goodwin, Jr.	Director
Robert A. Ingram	Director
Mackey J. McDonald	Director
Joseph Neubauer	Director
Lloyd U. Noland, III	Director
Ruth G. Shaw	Director
Lanty L. Smith	Director
G. Kennedy Thompson	Director
John C. Whitaker, Jr.	Director
Dona Davis Young	Director

OFFICERS
Title
*** ***	SEE NARRATIVE
L.M. Baker, Jr.	Member of Management Operating Committee
David M. Carroll	Member of Management Operating Committee
Stephen E. Cummings	Member of Management Operating Committee
Jean E. Davis	Member of Management Operating Committee
Malcolm E. Everett, III	Member of Management Operating Committee
Paul G. George	Member of Management Operating Committee
W. Barnes Hauptfuhrer	Member of Management Operating Committee
Benjamin P. Jenkins, III	Member of Management Operating Committee
Robert P. Kelly	Member of Management Operating Committee
Stanhope A. Kelly	Member of Management Operating Committee
Robert S. McCoy, Jr.	Member of Management Operating Committee
Donald A. McMullen, Jr.	Member of Management Operating Committee
G. Kennedy Thompson	Member of Management Operating Committee
Mark C. Treanor	Member of Management Operating Committee
Donald K. Truslow	Member of Management Operating Committee
L.M. Baker, Jr.	Regulation O Executive Officer
David M. Carroll	Regulation O Executive Officer
Stephen E. Cummings	Regulation O Executive Officer
Jean E. Davis	Regulation O Executive Officer
Malcolm E. Everett, III	Regulation O Executive Officer
Paul G. George	Regulation O Executive Officer
W. Barnes Hauptfuhrer	Regulation O Executive Officer
Benjamin P. Jenkins, III	Regulation O Executive Officer
David M. Julian	Regulation O Executive Officer
Robert P. Kelly	Regulation O Executive Officer
Stanhope A. Kelly	Regulation O Executive Officer
Robert S. McCoy, Jr.	Regulation O Executive Officer
Donald A. McMullen, Jr.	Regulation O Executive Officer
G. Kennedy Thompson	Regulation O Executive Officer
Mark C. Treanor	Regulation O Executive Officer
Donald K. Truslow	Regulation O Executive Officer
Billy James Walker	Regulation O Executive Officer
Thomas J. Wurtz	Regulation O Executive Officer
L.M. Baker, Jr.	Section 16 Executive Officer
David M. Carroll	Section 16 Executive Officer
Stephen E. Cummings	Section 16 Executive Officer
Jean E. Davis	Section 16 Executive Officer
Malcolm E. Everett, III	Section 16 Executive Officer
Paul G. George	Section 16 Executive Officer
W. Barnes Hauptfuhrer	Section 16 Executive Officer
Benjamin P. Jenkins, III	Section 16 Executive Officer
David M. Julian	Section 16 Executive Officer
Robert P. Kelly	Section 16 Executive Officer
Stanhope A. Kelly	Section 16 Executive Officer
Alice Lehman	Section 16 Executive Officer
Robert S. McCoy, Jr.	Section 16 Executive Officer
Donald A. McMullen, Jr.	Section 16 Executive Officer
G. Kennedy Thompson	Section 16 Executive Officer
Mark C. Treanor	Section 16 Executive Officer
Donald K. Truslow	Section 16 Executive Officer
Billy James Walker	Section 16 Executive Officer
Thomas J. Wurtz	Section 16 Executive Officer
Stuart C. Adams	Senior Vice President
Howard Anderman	Vice President
Robert L. Andersen	Senior Vice President
Michele D. Bailey	Assistant V.P.
Pam Bainbridge	Assistant V.P.
L.M. Baker, Jr.	Chairman
Jacqueline A. Ballantine	Vice President
Janice C. Barber	Audit Officer
Elizabeth M. Barbis	Senior Vice President
Lawrence G. Baxter	Senior Vice President
James L. Beaver, Jr.	Vice President
Scott Paul Berrier	Vice President
Robert F. Bertges	Senior Vice President
Terry Bibleheimer	Senior Vice President
Linda A. Blanchfield	Senior Vice President
Julia I. Bouhuys	Senior Vice President
Ruth J. Brader	Senior Vice President
Robert H. Bradford, Jr.	Bank Officer
Cheryl D. Bradshaw	Vice President
John P. Brady	Senior Vice President
Betsy Brammer	Bank Officer
Matthew B. Bready	Assistant V.P.
Kimberly W. Brown	Audit Officer
Byron E. Broyles	Audit Officer
Michael A. Brunt	Bank Officer
Mark E. Buechner	Vice President
James N. Bullard	Assistant V.P.
Leigh M. Bullen	Vice President
R. Lowndes Burke	Vice President
Peter Butler	Vice President
Margaret A. Byrne	Vice President
Michael R. Caldwell	Vice President
Thomas M. Cambern	Senior Vice President
Robert E. Campbell	Vice President
Kenneth R. Carpenter, Jr.	Vice President
David M. Carroll	Senior EVP
David B. Carson	Senior Vice President
Douglas A. Carson	Vice President
Ronald D. Case	Vice President
James A. Cassell	Senior Vice President
Leanne Castagna	Vice President
E. Greer Cawood	Senior Vice President
Christopher M. Celio	Vice President
Tracey M. Chaffin	Vice President
Robert M. Chalik	Vice President
John Chepul	Tax Officer
James C. Cherry	Executive VP
Karen D. Clark	Vice President
Margaret G. Clark	Senior Vice President
Jeffrey Cohen	Assistant V.P.
Edward C. Coker	Vice President
Joseph L. Coleman	Assistant V.P.
Jill C. Coley	Audit Officer
Mary Jane Collins	Vice President
James C. Cook	Senior Vice President
Rosalia J. Costa-Clarke	Vice President
Carl M. Cowart	Vice President
David G. Cox	Vice President
April Davis Crawford	Assistant V.P.
Stephen E. Cummings	Co-Head, Corporate & Investment Banking, Wachovia Securities
Senior EVP
Leslie S. Cundiff	Senior Vice President
Anne T. Daniel	Assistant Secretary
John O. Dashner	Vice President
Amy Hope Davis	Vice President
Eric C. Davis	Senior Vice President
J. Frederick Davis, III	Vice President
Jean E. Davis	Senior EVP
Jeraldine B. Davis	Senior Vice President
David J. De Gorter	Senior Vice President
Robert L. Dean	Senior Vice President
Bartley H. Deese, Jr.	Audit Officer
Albert J. DeForest, III	Vice President
Giuseppe DiFrancesco	Vice President
Jose Luis Dominguez	Assistant V.P.
Thomas A. Dorsey	Senior Vice President
Timothy R. Dowling	Managing Director
Susan K. Doyle	Vice President
Carol A. Dubie	Senior Vice President
John G. Dumm	Vice President
Charles Joseph Elwell	Vice President
Frederick W. Eubank, II	Senior Vice President
Malcolm E. Everett, III	Senior EVP
Otho Allen Ezell, Jr.	Assistant V.P.
Terry Lee Faust	Vice President
Raedel J. Faverio	Bank Officer
Carole A. Felton	Vice President
Charles Thomas Fennimore	Vice President
Anthony D. Fenton	Senior Vice President
Ron R. Ferguson	Senior Vice President
Kenneth T. Finch	Audit Officer
Catherine E. Foley	Vice President
Beverly C. Foushee	Assistant V.P.
Roger Anthony Fox	Senior Vice President
John Monroe Frank	Assistant V.P.
Edward R. Frommelt	Audit Officer
David L. Gaines	Senior Vice President & Assistant Treasurer
Richard S. Galloway	Assistant V.P.
Sally Ganem	Vice President
Stephen T. Gannon	Senior Vice President
Paul G. George	Senior EVP
James H. Gilbraith, II	Vice President
Maryjane T. Gommel	Audit Officer
Ellen Herman Goodman	Vice President
Richard H. Grattan	Senior Vice President
Steven Gray	Vice President
Brenda R. Greenway	Assistant V.P.
Annie B. Gunter	Assistant V.P.
Mary Louise Guttmann	Senior Vice President
Faye O. Haack	Assistant V.P.
Donald Hall	Assistant V.P.
Kelly Kitchingman Hall	Assistant Secretary
Mary E. Hallman	Audit Officer
Robert F. Hampson	Vice President
L. Watts Hamrick, III	Senior Vice President
Yates E. Harmon	Audit Officer
Donna M (WACH) Harris	Senior Vice President
W. Barnes Hauptfuhrer	Co-Head, Corporate & Investment Banking, Wachovia Securities
Senior EVP
James F. Heatwole	Vice President
David A. Hebner	Senior Vice President
Heather Hendershott	Bank Officer
Bruce C. Henderson	Vice President
Jane Nase Henderson	Senior Vice President
David W. Hendrick	Assistant V.P.
Adrienne Hill-Sears	Vice President
Gordon R. Hinesley	Vice President
Robert G. Hoak	Executive VP
Robert Hoelscher	Vice President
James Glenward Holland, Jr.	Assistant V.P.
Glynis S. Hopkins	Vice President
Joseph F. Hozalski	Vice President
William D. Huber	Vice President
Leonard Hungarter, Jr.	Assistant V.P.
Joseph Early Hunnicutt	Vice President
Susan W. Iossa	Vice President
David E. Jackson	Assistant V.P.
Joseph J. Jackson	Bank Officer
Carol S. Jarratt	Vice President
David H. Jarvis	Senior Vice President
Benjamin P. Jenkins, III	Senior Executive Vice President & President of General Bank
Thomas S. Johnston	Senior Vice President
Benjamin J. Jolley	Senior Vice President
Thomas W. Joyce, III	Vice President
David M. Julian	Principal Accounting Officer
Frank S. Kaulback,III	Senior Vice President
Richard A. Keating	Senior Vice President
James A. Kelly	Vice President
Robert P. Kelly	CFO
Senior EVP
Stanhope A. Kelly	Senior EVP
President of Wealth Management
Robert B. Kenyon	Vice President
Nancy Kerkhoff	Assistant Secretary
Neil C. King	Senior Vice President
Brenda Head Kirkpatrick	Vice President
Lee Klein	Assistant V.P.
Janet M. Kline	Assistant V.P.
Robert S. Kniejski	Executive VP
Michael H. Koonce	Senior Vice President
Nicholas Koumoulis	Assistant V.P.
Georgios C. Kyvernitis	Vice President
Lisa A. Laffey	Vice President
Pearce A. Landry	Vice President
William B. Langley	Executive VP
John Lansche	Vice President
Janet M. LeClair	Senior Vice President
Sandra B. Lemons	Vice President
Julian Mark Leroy	Assistant V.P.
Tom P. Levandowski	Senior Vice President
Carolann A. Levitzki	Assistant V.P.
Leonard Lindberg	Assistant V.P.
Deborah B. Lineberger	Tax Officer
Lloyd Lipsett	Vice President
Bruce W. Loftin	Senior Vice President
Joe O. Long	Senior Vice President
John H. Loughridge, Jr.	Senior Vice President
Tammy Marie Lowman	Audit Officer
Daniel J. Ludeman	Senior Vice President
Carlos Lummus	Vice President
Thomas J. Maher	Vice President
Cecil M. Martin	Vice President
Ronald L. Massey	Vice President
Robert L. Massi	Vice President
Esther G. Mateos	Vice President
Monica Q. Matherly	Vice President
Gregory Mathews	Senior Vice President
Daniel P. Mazo	Vice President
Terrance M. McCaffery	Audit Officer
Dawn G. McCall	Assistant V.P.
John F. McCormack	Vice President
Robert S. McCoy, Jr.	Vice Chairman
Victoria I. McDonald	Vice President
J. Walter McDowell, III	Executive VP
Paul M. McLinko	Vice President
Donald A. McMullen, Jr.	Senior Executive Vice President and President of Capital Management
Linda L. McQuay	Vice President
David C. Mellander	Audit Officer
Mark A. Mendenhall	Vice President
David M. Millar	Audit Officer
Peter Mogendorf	Audit Officer
Von W. Moody, III	Vice President
James N. Moody, Jr.	Vice President
Lisa M. Morgan	Assistant V.P.
Michael T. Morrissett	Vice President
Walter John Moser	Vice President
Angela S. Mull	Assistant V.P.
Patrick T. Mumford	Senior Vice President
Peggy C. Nixon	Vice President
Paul E. Norris	Senior Vice President
Keith M. Northern	Senior Vice President
Ted F. Norwood	Assistant V.P.
Charles H. O'Donnell	Vice President
Marta Ochoa	Tax Officer
Jennifer R. Outen	Audit Officer
Kimberly K. Owen	Audit Officer
Darlene T. Pack	Audit Officer
Cynthia W. Parris	Assistant V.P.
Penny L. Patterson	Assistant V.P.
Pamela M. Pearson	Senior Vice President
Steven E. Peckel	Vice President
Peter G. Perna	Vice President
Ralph A. Perry, Jr.	Senior Vice President
Barry G. Pritchard	Assistant V.P.
Abizar S. Rangwala	Vice President
Michael E. Ray	Assistant Secretary
Michael J. Reardon	Assistant V.P.
Jim F. Redman	Senior Vice President
Lydia E. Reyes	Audit Officer
Edward D Ridenhour	Senior Vice President
Frank D. Robb	Executive VP
John A. Rocker	Vice President
Arthur C. Roselle	Vice President
Arthur L. Roth	Vice President
Barbara Meyer Rothenberg	Senior Vice President
Martin J. Rust	Senior Vice President
David J. Scanlan	Vice President
Peter J. Schild	Senior Vice President
William H. Schwartz	Assistant V.P.
Ronald V. Shearin	Vice President
William R. Sheerin	Assistant V.P.
Patrick J. Shevlin	Senior Vice President & Tax Officer
Donna G. Shewmake	Vice President
David J. Shivell	Audit Officer
Donna Thurman Simmons	Bank Officer
Kay K. Simmons	Assistant Secretary
Kathleen M. Sims	Audit Officer
Susie F. Siskin	Senior Vice President
Amy E. Slater	Senior Vice President
James Timothy Small	Assistant V.P.
Stephen W. Smith	Vice President
Christopher F. Snead	Assistant V.P.
James G. Snead,Jr.	Senior Vice President
Howard A. Sorrells, Jr.	Bank Officer
Sterling A. Spainhour	Assistant Secretary
Senior Vice President
Wilbert B. Spence, Jr.	Executive VP
Robert G. Spencer	Assistant V.P.
Chris L. Stalcup	Audit Officer
Fred Lewis Steffey	Assistant V.P.
James Stenersen III	Vice President
David K. Sterlitz	Assistant V.P.
Joyce L. Stiff	Assistant V.P.
Carlyle E. Stull, Jr.	Senior Vice President
Bala Subramaniam	Audit Officer
Irma Sumpter	Assistant V.P.
C. Randall Talley	Bank Officer
James A. Taylor	Assistant V.P.
Peter F. Ten Eyck	Vice President
D. Gary Thompson	Executive VP
G. Kennedy Thompson	President
CEO
Michelle R. Thompson	Vice President
Daniel L. Topping	Bank Officer
Edward J. Tornesello	Vice President
Maureen E. Towle	Vice President
Mark C. Treanor	General Counsel & Secretary
Senior EVP
Thai Dung Truong	Audit Officer
Donald K. Truslow	Senior EVP
G. Christian Ullrich, II	Senior Vice President
Brenda L. Vaughan	Vice President
B. Joline Vega	Audit Officer
Robert A. Verrone	Senior Vice President
Kimberly C. Wagner	Assistant V.P.
Melford Whitfield Walker	Vice President
Teresa W. Walker	Vice President
Kristy A. Wallace	Assistant V.P.
Andrew B. Warhurst	Vice President
Robert H. Waters	Vice President
Charles D. Watts	Assistant V.P.
Daniel W. Weade	Bank Officer
Larry G. Webb	Vice President
Beverly B. Wells	Executive VP
Benjamin F. Williams, Jr.	Senior Vice President
James D. Wilson	Vice President
Alita T. Wingfield	Vice President
Paul Woollard	Senior Vice President
Thomas J. Wurtz	Treasurer

STOCKS

Class A Preferred Stock
Price/Par Value: CUSIP: SYMBOL:	No Par	Date Authorized: Authorized: Outstanding: Issued: # in Treasury:	40,000,000
Comment:

Common Stock
Price/Par Value: CUSIP: SYMBOL:	$3.33 1/3	Date Authorized: Authorized: Outstanding: Issued: # in Treasury:	2,000,000,000
Comment:	The shares of the Company are publicly traded and listed on the New York Stock Exchange. Contact Shareholder Services for outstanding shares.

Preferred Stock
Price/Par Value: CUSIP: SYMBOL:	No Par	Date Authorized: Authorized: Outstanding: Issued: # in Treasury:	10,000,000
Comment:

DIRECT SUBSIDIARIES

Incorp/Formed in	%Ownership
ABCA, Inc.	Florida	100%
Atlantic Savings Bank, FSB (ASB)		100%
Capitol Finance Group, Inc.	North Carolina	100%
Celadon, Inc.	North Carolina	100%
Central Fidelity Capital Trust I	Delaware	100%
Central Fidelity Properties, Inc.	Virginia	100%
CoreStates Holdings, Inc.	Delaware	100%
CREST 2000-1 Holding SPV, Inc.	Delaware	100%
EVEREN Capital Corporation	Delaware	100%
Evergreen FPS, Inc.	North Carolina	100%
FCC-PR, Inc.	Puerto Rico	100%
Fidelcor Business Credit Corporation	New York	100%
Financial Life Insurance Company of Georgia	Georgia	100%
First American Service Corporation	Virginia	100%
First Atlanta Corporation	Georgia	100%
First Atlanta Lease Liquidating Corporation	Georgia	100%
First Clearing Corporation (FCC)	Pennsylvania	100%
First National Bank of Atlanta, The (FNB)	United States of America	100%
First Union Capital I	Delaware	100%
First Union Capital II	Delaware	100%
First Union Capital III		100%
First Union Commercial Corporation (COM)	North Carolina	.9696%
First Union Community Development Corporation	Virginia	100%
First Union Genesis Holdings, Inc.	Florida	100%
First Union Institutional Capital I		100%
First Union Institutional Capital II		100%
First Union Insurance Agency of NC, Inc. (FIA)	North Carolina	100%
First Union Insurance Services, Inc.	New Jersey	100%
First Union Life Insurance Company	Arizona	100%
First Union Regional Community Development Corporation, Inc.	Pennsylvania	51%
First Union Regional Foundation	Pennsylvania
First Union Services, Inc. (NCC, WCS)	North Carolina	100%
Forum Capital Markets, LLC	Delaware	100%
Franklin Capital Associates III, L.P.		6.6%
FUNC Holdings Inc.	Florida	100%
ISC Realty Corporation	North Carolina	100%
Jefferson Properties, Inc.	Virginia	100%
Johnson, Lane, Space, Smith Corporation, The		100%
McGlinn Capital Management, Inc. (McG)	Pennsylvania	100%
OFFITBANK (OFB)	New York	100%
Signet Student Loan Corporation	Virginia	100%
Silas Technologies, Inc. (STI)	North Carolina	100%
Southern Provident Life Insurance Company	Arizona	100%
Structured Credit Partners, LLC	Delaware	100%
Synthetic Fixed-Income Securities, Inc.	Delaware	100%
Taylor & Clark Insurance Services, Incorporated (TCI)	Virginia	100%
The Money Store Holdings Limited	England	100%
The Money Store Insurance Services Corp.	California	100%
TRSTE II, Inc.	Tennessee	100%
TRSTE, Inc.	Virginia	100%
Tryon Management, Inc.	North Carolina	100%
Union Hamilton Reinsurance, Ltd.	Bermuda	100%
Wachovia Acquisition Corporation 2001-01	North Carolina	100%
Wachovia Bank Card Services, Inc. (WBC)	Delaware	100%
Wachovia Bank of Delaware, National Association (HEB)	United States of America	100%
Wachovia Bank, National Association (FUN)#		100%
Wachovia Capital Investments, Inc.	Georgia	100%
Wachovia Capital Trust I		100%
Wachovia Capital Trust II		100%
Wachovia Capital Trust V		100%
Wachovia Community Development Corporation (WCD)	North Carolina	100%
Wachovia Corporation of Alabama	Alabama	100%
Wachovia Corporation of Tennessee	Tennessee	100%
Wachovia Development Corporation	North Carolina	100%
Wachovia Exchange Services, Inc. (WES)	North Carolina	100%
Wachovia Funding Corp.	North Carolina	100%
Wachovia Insurance Agency, Inc.(WIA)	Virginia	100%
Wachovia Investors, Inc. (FUI)	North Carolina	100%
Wachovia Mortgage Corporation (MTG)	North Carolina	100%
Wachovia Private Capital, Inc.	Pennsylvania	100%
Wachovia Real Estate Investment Corp.	Delaware	1%
Wachovia Risk Services, Inc.	Virginia	100%
Wachovia Securities, Inc. (WSI)	North Carolina	100%
Wachovia Structured Finance Management, Inc. (IDM)	North Carolina	100%
Wachovia Trust Services, Inc. (WTS)	North Carolina	100%
Waller House Corporation	Pennsylvania	100%
Women's Growth Capital Fund I, L.L.L.P.		10%

INCORPORATION/QUALIFICATIONS
Jurisdiction	Inc/Qual	Charter No.	Tax ID No.	Date	End Date	Duration
North Carolina	Incorporation			Friday, December 22, 1967
Agent:	The Prentice-Hall Corporation System, Inc.
Comment:

Pennsylvania	Qualification			Friday, April 03, 1998	Friday, March 29, 2002
Agent:	The Prentice-Hall Corporation System, Inc.
Comment:

HISTORY

Thursday, February 29, 1996 Merged First Union Transportation Services, Inc. merged with and into First Union Corporation on 2/29/1996.

Thursday, July 31, 1997 Merged First Union Corporation of Virginia merged with and into First Union Corporation on July 31, 1997

Thursday, July 31, 1997 Merged First Union Corporation of South Carolina merged with and into First Union Corp. on July 31, 1997

Thursday, July 31, 1997 Merged First Union Corporation of Georgia merged with and into First Union Corporation on June 5, 1997

Friday, November 28, 1997 Merged Signet Banking Corporation merged with and into First Union Corporation (FUC) on November 28, 1997

Friday, January 16, 1998 Merged Covenant Bancorp, Inc. merged with and into First Union Corporation (FUC) on January 16, 1998

Thursday, February 26, 1998 Merged First Union Corporation of New Jersey merged with and into First Union Corporation (FUC) on 2/26/98.

Thursday, February 26, 1998 Merged First Fidelity Incorporated merged with and into First Union Corporation (FUC) on February 26, 1998

Tuesday, April 28, 1998 Merged CoreStates Financial Corp merged with and into First Union Corporation (FUC) on April 28, 1998

Thursday, April 30, 1998 Merged Bowles Hollowell Conner & Co. merged with and into First Union Corporation (FUC) on April 30, 1998

Friday, May 01, 1998 Merged First Pennsylvania Intern'l Capital Corp merged with and into First Union Corporation (FUC) on May

FPICC merged into First Union Corporation on May 1, 1998.

Friday, May 15, 1998 Merged CoreStates Capital Corp merged with and into First Union Corporation (FUC) on May 15, 1998

Merged into First Union Corporation on May 15, 1998.

Saturday, September 01, 2001 Merged Wachovia Corp. (historical) merged with and into Wachovia Corp. on 9/1/01

The name changed from First Union Corporation to Wachovia Corporation on 9/1/01.

NARRATIVES

Tuesday, March 22, 1994 Other Subs

First Union Corporation is the superparent to all subsidiaries. For information as to which subsidiaries are direct subs of the Corporation, please see organization chart in these fact sheets or contact the Legal Division.

Thursday, August 18, 1994 Other *Officer Note

*The officers listed are those other than officers who are employed by this company. Contact the Legal Division for a current Human Resources listing of officers.

Thursday, September 14, 1995 Other Successor by Merger

First American Metro Corp. - 9/29/93

American Bankshares, Inc. - 5/31/94

First Card Corporation (old) - 12/31/94

First Union Corporation of Florida - 6/23/95

First Union Transportation Services, Inc. - 2/29/96

Queen City Special Company B - 2/29/96

Washington Bankshares, Inc. - 2/29/96

Center Financial Corporation - 11/13/96

First Union Corporation of Georgia - 6/5/97

First Union Corporation of Virginia - 7/31/97

First Union Corporation of South Carolina - 7/31/97

Signet Banking Corporation -11/28/97

Covenant Bancorp, Inc. - 1/16/98

First Union Corporation of New Jersey - 2/26/98

First Fidelity Incorporated - 2/26/98

CoreStates Financial Corp - 4/28/98

Bowles Hollowell Conner & Co. - 4/30/98

First Pennsylvania International Capital Corporation - 5/1/1998

CoreStates Capital Corp - 5/15/1998

See "History: Merged" for additional mergers

Wednesday, March 31, 1999 History #Director Comment

Board is divided into 3 classes, and at each Annual Meeting of Stockholders, members of 1 of the 3 classes were elected to 3 year terms. As of the Shareholders meeting held 4/20/99, there were 9 directors in Class I (terms to expire in 2002), 9 directors in Class II (terms to expire in 2000), and 9 directors in Class III (terms to expire in 2001). Retirement age is 70.

Effective 7/29/99, number of directors was increased from 27 to 28, 9 to serve in Class I, 10 to serve in Class II, and 9 to serve in Class III.

Effective 2/20/01, number of directors was decreased to 14, with 5 in Class I, 5 in Class II, and 4 in Class III.

Effective 9/1/01, number of directors was increased to 18, consisting of 9 persons designated by Legacy Wachovia Corporation and 9 persons designated by First Union Corporation.

Thursday, October 28, 1999 Other SEC File No.

SEC File No.: 1-10000

Friday, March 31, 2000 Other Special Advisory Consultants

A special classification of directors was created on 12/16/1997 called Special Advisory Consultants. They were paid an annual retainer and were eligible to participate in benefit programs that the directors of FUNC were eligible to participate in. This special class of directors was established to make room for the CoreStates & Signet directors to come on the FUNC Board. Those elected to that capacity were Howard H. Haworth, Max A. Lennon, Jack A. Laughery, Dewey L. Trogdon, John D. Uible and B. J. Walker, for a term commencing on 4/21/1998 and ending on 4/17/2001. The foregoing were the only persons who have been elected to such category by the Board. The naming of individuals to this special class and their terms was determined by the Board, based on recommendations of the Nominating Committee.

Friday, March 31, 2000 Other South Carolina Registered Agent

For purposes of the South Carolina Bank Holding Company Registration Form, Corporation Service Company (1301 Gervais Street, Columbia, SC 29201) was listed as FUNC's registered agent in SC who is authorized to accept process, even though FUNC is not qualified in SC. This was all footnoted on the form.

This issue arose from 1998's form. Bob Andersen, Lisa Clontz, & Anne Daniel spoke with SC's Commissioner of Banking who said FUNC had to have a registered agent in SC to accept process. Afterwards, Lisa Clontz contacted CSC & made it so that CSC would accept process for FUNC in SC, even though they are not qualified there.

Wednesday, October 03, 2001 Other Withdrawal from Georgia

Wachovia Corporation (Legacy Wachovia) withdrew from the State of Georgia effective 9/27/2001

Friday, November 30, 2001 Other CUSIP Number

The current CUSIP# for Wachovia Corporation is 929903 10 2. This number changed when First Union Corporation changed its name to Wachovia Corporation.

Thursday, December 06, 2001 Other Committee Minutes

As of 10/26/01, the committees of Wachovia Corporation are as follows:

1. Executive Committee (minutes: Carol Mullis) (attorney approval: Mark Treanor)

2. Corporate Governance & Nominating Committee (minutes: Anne Shircliff) (attorney approval: Mark Treanor)

3. Management Resources & Compensation Committee (minutes: John Hamilton) (attorney approval: Ross Jeffries)

4. Credit & Finance Committee (minutes: Renee Governale) (attorney approval: Jay Powers)

5. Audit & Compliance Committee (minutes: Pat Caudle) (attorney approval: Anthony Augliera)

6. Merger Integration & Technology Committee (minutes: Linda Woollen) (attorney approval: Anthony Augliera)

The majority of the committees meet on the morning before each Corporate Board meeting. Once the minutes are approved from the prior meeting of that committee a copy should be sent to Legal for our files. Once received, a copy of committee minutes # 2, 4, 5 & 6 listed above should be sent to Kris McIntire, an OCC examiner. Kris's mailcode is NC 0100, Charlotte. Executive Committee minutes are to be reviewed here in Legal.